IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE EVAN UMBRIGHT, on behalf of himself and all other similarly situated stockholders of KHOSLA VENTURES ACQUISITION CO. II, Plaintiff, v. KHOSLA VENTURES ACQUISITION CO. II, ENRICO GAGLIOTI, SAMIR KAUL, ANITA SANDS and DMITRI SHKLOVSKY, Defendants. C.A. No. 2021-0762-LWW STIPULATION AND [PROPOSED] ORDER REGARDING NOTICE AND CLOSING OF THE CASE WHEREAS, by agreement of the undersigned parties, pursuant to Court of Chancery Rules 41(a) and 23(e), Plaintiff Evan Umbright and Defendants Khosla Ventures Acquisition Co. II, Enrico Gaglioti, Samir Kaul, Anita Sands, and Dmitri Shklovsky have reached agreement to resolve the above-captioned action (the “Action”) in its entirety; WHEREAS, on October 11, 2021, the Court entered an Order in the Action, which, among other things, voluntarily dismissed the Action brought by plaintiff Evan Umbright (“Plaintiff”), a stockholder of Khosla Ventures Acquisition Co. II (the “Company”), against the Company and its Board of Directors (the “Board” and, together with the Company, “Defendants”) as moot and retained jurisdiction solely GRANTED EXHIBIT 99.1

-2- for the purpose of determining Plaintiff’s counsel’s application for an award of attorneys’ fees and reimbursement of expenses (the “Fee and Expense Application”); WHEREAS, on March 14, 2022, Plaintiff filed his Fee and Expense Application; WHEREAS, on June 1, 2022, Plaintiff filed his Supplemental Brief in further support of his Fee and Expense Application; WHEREAS, on August 5, 2022, Defendants filed their Answering Brief in Opposition to Plaintiff’s Fee and Expense Application; WHEREAS, on August 31, 2022, Plaintiff filed his Reply Brief in further support of His Fee and Expense Application; WHEREAS, a hearing on the Fee and Expense Application was scheduled for January 12, 2023; WHEREAS, in accordance with the Court’s Order dated December 7, 2022, the Company provided notice to stockholders of the Fee and Expense Application (the “Notice”) on a Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on December 14, 2022; WHEREAS, no class has been certified in the Action;

-3- WHEREAS, on January 10, 2023, the parties reached agreement that the Company will pay, or cause to be paid on its behalf, $850,000 to Plaintiff’s counsel to resolve Plaintiff’s Fee and Expense Application (the “Mootness Fee”); WHEREAS, the Court has not passed, and will not pass, judgment on the amount of the Mootness Fee; and WHEREAS, the parties intend to provide notice to the Company’s stockholders of the Mootness Fee in a Form 8-K to be filed by the Company with the SEC, attached as Exhibit A. IT IS HEREBY STIPULATED AND AGREED, pursuant to Delaware Court of Chancery Rules 23(e) and 41(a), subject to the approval of the Court, that: 1. Within five (5) business days of the entry of this Order, the Company shall file a Form 8-K with the SEC in a form substantially similar to the below (the “Notice”): As previously disclosed by Nextdoor Holdings, Inc. in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2022 (the “Prior Current Report”), the Delaware Court of Chancery (the “Court”), on December 7, 2022, entered a Stockholder Notice Order with respect to the Fee and Expense Application that was submitted by the parties in the Umbright Action. Capitalized terms used in this Current Report on Form 8-K and not otherwise defined have the meaning given to such terms in the Prior Current Report. The Company has subsequently agreed to pay $850,000 in attorneys’ fees and expenses to plaintiff’s counsel in full satisfaction of the Fee and Expense Application in the Umbright Action. On February [__], 2023, the Court

-4- entered an order closing the case, subject to KVSB filing an affidavit with the Court confirming that this notice has been issued. In entering the order, the Court was not asked to review, and did not pass judgment on, the Fee and Expense Application or the reasonableness of the payment of the attorneys’ fees and expenses. Additional information can be found in the copy of the Stipulation, which is filed as Exhibit 99.1 to this Current Report on Form 8- K, and is incorporated by reference herein. 2. Upon compliance with Paragraph 1 herein, the Company’s counsel shall file an affidavit (the “Affidavit”) with the Court (no later than five (5) business days after the Settlement Notice has been disseminated by the Company in the Form 8-K) stating that Paragraph 1 has been satisfied; 3. Upon the filing of the Affidavit: a. The Register in Chancery is directed to close the Action on the docket for all purposes; and b. The Court will no longer retain jurisdiction over the Action; and 4. Within ten (10) business days of the date of the entry of this Order, the Company shall pay or cause to be paid to Plaintiff’s counsel the Mootness Fee to an account designated by Plaintiff’s counsel. The foregoing payment shall fully satisfy and resolve Plaintiff’s entitlement to any fees or expenses in this Action, and Plaintiff’s counsel shall not seek any additional fees, expenses, or costs related to this Action.

-5- Dated: February 10, 2023 SMITH, KATZENSTEIN & JENKINS LLP /s/ David A. Jenkins David A. Jenkins (#932) Neal C. Belgam (#2721) Jason Z. Miller (#6310) 1000 West Street, Suite 1501 Wilmington, DE 19801 (302) 652-8400 Attorneys for Plaintiff OF COUNSEL: Steven J. Purcell Robert H. Lefkowitz Anisha Mirchandani PURCELL & LEFKOWITZ LLP 369 Lexington Avenue, 3rd Floor New York, NY 10017 (212) 725-1000 MORRIS, NICHOLS, ARSHT & TUNNELL LLP /s/ Susan W. Waesco S. Mark Hurd (#3297) Susan W. Waesco (#4476) Miranda N. Gilbert (#6662) 1201 North Market Street Wilmington, Delaware 19801 (302) 658-9200 Attorneys for Defendants Khosla Ventures Acquisition Co. II, Enrico Gaglioti, Samir Kaul, Anita Sands, and Dmitri Shklovsky IT IS SO ORDERED this ____ day of ___________, 2023. Vice Chancellor Lori W. Will

This document constitutes a ruling of the court and should be treated as such. Court: DE Court of Chancery Civil Action Judge: Lori W. Will File & Serve Transaction ID: 69128377 Current Date: Feb 13, 2023 Case Number: 2021-0762-LWW Case Name: CLOSED 10/28/2021 Evan Umbright v Khosla Ventures Acquisition Co. II /s/ Judge Lori W. Will